The Advisor Variable Annuities
(Advisor, Advisor Plus, Advisor Preferred)

Everlake Financial Advisors Separate Account I
EVERLAKE LIFE INSURANCE COMPANY

Supplement dated September 25, 2026
to Prospectus dated May 1, 2026

This supplement contains information about changes to Variable Investment Options available in your annuity contract (“Contract”) issued by Everlake Life Insurance Company.

Investment Option Update
This Supplement is to inform you that there were changes to Current Expenses for variable investment options that are available in your Annuity. You may not have funds invested in the Portfolios being referenced below, but you are receiving this Supplement because the Portfolios are available to you.

Portfolio Fee Changes:
Effective September 4, 2026 (the “Effective Date”), the Current Expenses listed in the table in “Appendix A – Investment Options Available Under the Contract” were restated for the following Portfolio Companies as shown below. The Fund Type, Advisor/Subadvisors, and Average Annual Total Returns appearing in “Appendix A” for the Portfolios were not changed.
Portfolio Company	Current Expenses
Putnam VT Global Asset Allocation Fund – Class IB♦	0.86%
Putnam VT Government Money Market Fund – Class IB♦	0.61%
♦ This information includes annual expenses that reflect temporary or other fee reductions or waivers. Please see the Portfolio prospectus for additional information.

You may wish to consult with your financial professional to determine if your existing allocation instructions should be changed.

If you have any questions or would like another copy of the current Contract or Portfolio Prospectus, please call us at 1-800-457-7617.

Please keep this supplement together with your prospectus for future reference.
No other action is required of you.

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